UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 30, 2009

                               Gilman Ciocia, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                 000-22996                     11-2587324
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

11 Raymond Avenue, Poughkeepsie, New York                           12603
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (845)485-5278

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

      On June 30, 2009, the Securities and Exchange Commission ("SEC") executed an Order Instituting Administrative and Cease-And-Desist Proceedings Pursuant to
Section 8A of the Securities Act of 1933, Sections 15(b) and 21C of the Securities Exchange Act of 1934, and Section 203(f) of the Investment Advisers Act of 1940 against Gilman Ciocia, Inc. (the "Company"), Prime Capital Services, Inc., a wholly owned subsidiary of the Company ("Prime"), Michael P. Ryan, the Company's CEO, Rose M. Rudden, the Company's Chief Compliance Officer and certain other current and former Company employees (the "Order").

      As previously reported, on September 6, 2005, the Company had received an informal inquiry from the Securities and Exchange Commission (the "SEC") regarding variable annuity sales by its registered representatives during the period January 1, 2002 through August 1, 2005. On June 22, 2006, the SEC entered a formal order of investigation. Also as previously reported, on December 12, 2008, the Company, Prime, Mr. Ryan, Ms. Rudden and certain other current and former Company employees received "Wells Notices" from the SEC in connection with the investigation. The Wells Notices provided notification that the staff of the SEC was considering recommending that the SEC bring a civil action against the recipients of the Wells Notices to determine whether they committed possible violations of the federal securities laws.

      It is possible that the Company may be required to pay judgments, suffer penalties, or incur settlements in amounts that could have a material adverse effect on the Company's business, results of operations, financial position or cash flows. However, at this time, the Company cannot predict the outcome of these matters and therefore cannot estimate the range of potential liability or the extent of risk, if any, that may result from adverse resolution of these matters.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Gilman Ciocia, Inc.
                                        ----------------------------------------
                                                     (Registrant)

Date: July 7, 2009                      /s/ Michael Ryan
                                        ----------------------------------------
                                        Name:  Michael Ryan
                                        Title: Chief Executive Officer